UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 1, 2017
AMBER ROAD, INC.
(Exact name of Registrant as specified in its charter)

Delaware (State of incorporation)	001-36360 (Commission File No.)	22-2590301 (IRS Employer Identification No.)

One Meadowlands Plaza
East Rutherford, New Jersey 07073
(Address of principal executive offices)
Registrant’s telephone number: (201) 935-8588
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
On December 22, 2016, the Board of Directors of Amber Road, Inc. (the "Company") received notice from Donald R. Caldwell of his resignation from the Board effective December 31, 2016. Mr. Caldwell, who is Chairman and CEO of Cross Atlantic Capital Partners, resigned in light of the maturity and liquidation of certain funds managed by Cross Atlantic Capital Partners that hold investment in the Company. Mr. Caldwell’s resignation was not the result of any dispute or disagreement with the Company.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: January 4, 2017
AMBER ROAD, INC.
By: /s/ Brad Holmstrom
Brad Holmstrom
General Counsel